EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of XDOGS, Inc., ("the Company") on Form 10-KSB/A for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Kent A. Rodriguez, as President and Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o (d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


Date:  July 11, 2005




/s/  Kent A. Rodriguez
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     Kent A. Rodriguez
     President and Principal Executive Officer